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Wellesley Bancorp, Inc.
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April 10, 2019

Dear Shareholder:

You are invited to attend the annual meeting of shareholders of Wellesley Bancorp, Inc. (the “Company”). The meeting will be held at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts on May 22, 2019 at 10:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Wolf & Company, P.C., the Company’s independent registered public accounting firm, will be present to respond to questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the internet or telephone or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Fontaine
President and Chief Executive Officer

IMPORTANT: Whether or not you plan on attending the annual meeting, please vote via the internet or telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope or, if you hold your shares in street name, please instruct your broker, bank or other nominee how to vote your shares.

WELLESLEY BANCORP, INC.

100 Worcester Street, Suite 300

Wellesley, Massachusetts 02481

(781) 235-2550

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	10:30 a.m., local time, on May 22, 2019

PLACE	The Wellesley College Club
727 Washington Street
Wellesley, Massachusetts

ITEMS OF BUSINESS	(1)	The election of three directors for a term of three years;

	(2)	An advisory vote on a non-binding resolution to approve the compensation of the named executive officers;

	(3)	An advisory vote on the frequency of the advisory vote on the compensation of our named executive officers;

	(4)	The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

	(5)	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on March 25, 2019.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

Michael W. Dvorak
Corporate Secretary

Wellesley, Massachusetts
April 10, 2019

WELLESLEY BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Wellesley Bancorp, Inc. for the 2019 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Wellesley Bancorp, Inc. as “Wellesley Bancorp,” the “Company,” “we,” “our” or “us.”

Wellesley Bancorp, Inc. is the holding company for Wellesley Bank. In this proxy statement, we may also refer to Wellesley Bank as the “Bank.”

We are holding the 2019 annual meeting of shareholders at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts on May 22, 2019 at 10:30 a.m., local time.

We intend to distribute this proxy statement and a proxy card to shareholders of record beginning on or about April 10, 2019.

Important Notice Regarding the Availability of Proxy Materials

for the SHAREHOLDERS’ Meeting to be held on May 22, 2019

This proxy statement, including the notice of the 2019 annual meeting of shareholders, and the Company’s 2018 annual report are available at www.proxyvote.com.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Wellesley Bancorp common stock that you owned as of the close of business on March 25, 2019. As of the close of business on March 25, 2019, 2,537,302 shares of Company common stock were outstanding. Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Wellesley Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through: (1) the Wellesley Bancorp, Inc. Stock Fund in the Wellesley Bank Employee 401(k) Plan (the “401(k) Plan”); and/or (2) the Wellesley Bank Employee Stock Ownership Plan (the “ESOP”).

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If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to submit your proxy directly to us, or to vote in person at the meeting. You must bring photo identification to be admitted to the meeting and to vote your shares in person.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need photo identification and proof of ownership of your shares to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Wellesley Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

For information on your voting rights as a participant under the Bank and Company benefit plans, see “Participants in the ESOP or the 401(k) Plan.”

Quorum and Votes Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect three directors to each serve a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In the advisory vote on the frequency of the stockholder vote to approve the compensation of the named executive officers, you may vote for a frequency of every one, two, or three years or abstain from voting. The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s shareholders.

In the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve the proposal. In counting votes on the proposal, abstentions and broker non-votes will have no effect on the outcome of the proposal.

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Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors and on the advisory votes regarding the compensation of our named executive officers or the vote on the frequency of the stockholder vote to approve the compensation of the named executive officers (Items 1, 2 and 3 of this Proxy Statement, respectively). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares on these matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote on these matters, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 4 of this Proxy Statement).

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” the election of each of the nominees for director;

•	“FOR” the approval of the compensation of the named executive officers;

•	for holding the advisory vote to approve the compensation of the Company’s named executive officers every “TWO YEARS”; and

•	“FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later-dated and properly executed proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the internet or by telephone. The internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote and confirm that their vote has been recorded properly. Specific instructions for internet and telephone voting are set forth on the proxy card. The deadline for voting via the internet or by telephone is 11:59 p.m., local time, on May 21, 2019.

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Participants in the ESOP or the 401(k) Plan

If you participate in the ESOP or if you invest in Company common stock through the 401(k) Plan, you will receive a voting instruction form for the plans in which you participate that reflects all shares you may direct the trustee to vote on your behalf under such plans. Under the terms of the ESOP, all allocated shares of Company common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in a manner calculated to most accurately reflect the instructions the ESOP trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the exercise of the trustee’s fiduciary duties. Under the terms of the 401(k) Plan, a participant may direct the stock fund trustee how to vote the shares credited to his or her account. The stock fund trustee will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustees received voting instructions. The deadline for returning your voting instruction form is May 15, 2019.

CORPORATE GOVERNANCE

Director Independence

All of our directors are independent under the current listing standards of the NASDAQ Stock Market, except Thomas J. Fontaine, who serves as Chairman of the Board, Chief Executive Officer and President of Wellesley Bancorp and Wellesley Bank. In determining the independence of directors, the Board of Directors considered the transactions disclosed under “Transactions with Related Persons” in this Proxy Statement which the Board determined, in each case, did not interfere with their exercise of independent judgment in carrying out their responsibilities as a director.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as having a separate Chairman and Chief Executive Officer is necessary to achieve effective oversight. The Board of Directors is currently comprised of ten directors, nine of whom are independent directors under the listing standards of the NASDAQ Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director and does not vote on any related party transactions. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of Wellesley Bancorp.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Wellesley Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

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Committees of the Board of Directors

The following table identifies our standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors and that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Investor Relations section of our website (www.wellesleybank.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Enterprise Risk Committee

Thomas J. Fontaine
Simon R. Gerlin	X*			X
Nancy Marden Goodall	X			X
C. Joseph Grignaffini (1)		X
Kathryn M. Hinderhofer			X	X*
Garry R. Holmes (2)		X	X
Theodore F. Parker (3)		X*
Leslie B. Shea.	X	X	X*
Edwin G. Silver (4)				X
Robert L. Skolnick (3)	X	X	X
Tina L. Wang			X	X

Number of Meetings in 2018	4	4	5	5

*	Denotes Chairperson
(1)	Mr. Grignaffini’s term ended on May 23, 2018.
(2)	Mr. Holmes’ term began on May 23, 2018.
(3)	As a result of the director age limitation set forth in the Company’s Bylaws, the terms of Theodore F. Parker and Robert L. Skolnick, current directors of the Company, will expire at the 2019 annual meeting of stockholders.
(4)	Mr. Silver retired from the Board of Directors on March 31, 2019.

Audit Committee. The Audit Committee is responsible for providing oversight relating to our consolidated financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has determined that Simon R. Gerlin is an audit committee financial expert as defined under the rules of the Securities and Exchange Commission.  The Audit Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Enterprise Risk Committee. The purpose of the Risk Committee is to assist the Board in its oversight of enterprise-wide risk management of the Bank, specifically, (1) oversight of the Bank’s enterprise-wide risk management policies; (2) oversight of the bank’s enterprise-wide risk management framework; (3) reviews of changes to the bank’s risk profile; and (4) oversight of the Bank’s compliance with its risk appetite statement.

Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

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With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

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5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During 2018, the Board of Directors of the Company held 12 meetings, and the Board of Directors of the Bank held 12 meetings. No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the respective committees on which such director served during 2018.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders. All of our directors attended the Company’s annual meeting of shareholders in 2018.

Code of Ethics and Business Conduct

The Company has adopted a code of ethics and business conduct which applies to all of the Company’s and the Bank’s directors, officers and employees. A copy of the code of ethics and business conduct is available to shareholders in the Investor Relations portion of our website (www.wellesleybank.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the Public Company Accounting Oversight Board, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the consolidated financial statements.

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In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the consolidated financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s consolidated financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

Wellesley Bancorp, Inc.

Simon R. Gerlin, Chairperson

Nancy Marden Goodall

Robert L. Skolnick

Leslie B. Shea

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DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as directors, and who were not also named executive officers, of the Company during 2018. No options were granted to any of the directors in 2018.

	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
C. Joseph Grignaffini (3)	$19,966	–	$42	$20,008
Simon R. Gerlin	36,507	–	547	37,054
Kathryn M. Hinderhofer	34,227	–	547	34,774
Garry R. Holmes	13,255	$102,000	165	115,420
Nancy Marden Goodall	33,221	–	64	33,285
Theodore F. Parker	34,842	–	64	34,906
Leslie B. Shea.	34,026	–	64	34,090
Edwin G. Silver	36,227	–	64	36,291
Robert L. Skolnick	33,221	–	64	33,285
Tina L. Wang	33,221	–	64	33,285

(1)	This column reflects the grant date fair value of Wellesley Bancorp common stock awarded to our directors computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 - Stock Compensation (“FASB ASC Topic 718”). The grant date fair value for the stock awards included in this column for all directors is based on the closing price of Wellesley Bancorp common stock on October 1, 2018, which was $34.00.
(2)	Represents dividends received on unvested stock awards.
(3)	In accordance with the terms of the Company’s Bylaws, Mr. Grignaffini’s term as a director expired as of May 23, 2018.

Cash Retainer and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable fees that were paid to our non-employee directors for their service on the Board of Directors of the Company and the Bank during the fiscal year ended December 31, 2018.

Annual fee for Company Board Members	$5,617
Annual fee for Bank Clerk of the Board	9,540
Annual fee for Bank Board Members	8,817
Monthly board meeting fee for the Clerk of the Bank Board	795
Monthly board meeting fee for all other Bank Board Members	727
Annual committee meeting fee for all Directors	10,063

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STOCK OWNERSHIP

The following table provides information as of March 25, 2019 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Strategic Value Investors LP	203,789	(2)	8.0%
Strategic Value Bank Partners LLC
127 Public Square, Suite 2810
Cleveland, Ohio 44114

Wellesley Bank Employee Stock Ownership Plan	177,899	(3)	7.0%
100 Worcester Street, Suite 300
Wellesley, Massachusetts 02481

(1)	Based on 2,537,302 shares of the Company’s common stock outstanding and entitled to vote as of March 25, 2019.
(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2019. Strategic Value Investors, LP is a Delaware limited partnership. Ben Mackovak, Marty Adams and Umberto Fedeli serve as managing members of Strategic Value Bank Partners LLC. Strategic Value Bank Partners LLC, is an Ohio Limited Liability company, which serves as the general partner of Strategic Value Investors, LP.
(3)	Based on a schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2019. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of December 31, 2018, 75,193 shares had been allocated to participants.

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The following table provides information as of March 25, 2019 about the shares of Company common stock that may be considered to be owned by each director, nominee for director, executive officer named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned (excluding options) (1)		Number of Shares That May be Acquired Within 60 days by Exercising Options	Percent of Shares of Common Stock Outstanding
Directors:
Thomas J. Fontaine	55,281	(2)	60,179	4.5%
Simon R. Gerlin	4,300		—	*
Nancy Marden Goodall	27,011	(3)	9,027	1.4%
Kathryn M. Hinderhofer	6,675		—	*
Garry R. Holmes	24,000	(4)	—	1.0%
James J. Malerba	—		—	—
Theodore F. Parker	24,011		9,027	1.3%
Leslie B. Shea (5)	32,011	(6)	9,027	1.6%
Edwin G. Silver	24,011		9,027	1.3%
Robert L. Skolnick	24,011		9,027	1.3%
Tina L. Wang	24,511		9,027	1.3%

Named Executive Officers Who Are Not Directors:
Louis P. Crosier	9,893		12,800	*
Michael W. Dvorak	10,532		—	*
Ralph L. Letner	9,897		8,000	*
All Directors and Executive Officers as a Group (14 persons)	276,144		135,141	15.4%

*	Represents less than 1% of the Company’s outstanding shares.
(1)	For each non-executive director, other than Mr. Gerlin, Ms. Hinderhofer and Mr. Holmes, amounts include 500 unvested shares of restricted stock. For Mr. Gerlin and Ms. Hinderhofer, amounts include 2,300 unvested shares of restricted stock. For Mr. Holmes, amount includes 3,000 unvested shares of restricted stock. In addition, for each executive officer listed, amounts include the following:

Name	Unvested Shares of Restricted Stock Awards	Shares Allocated under the Wellesley Bank ESOP	Shares Held in Trust in the Wellesley Bank 401(k) Plan

Thomas J. Fontaine	4,000	5,736	23,224
Louis P. Crosier	2,800	1,893	—
Michael W. Dvorak	6,800	927	—
Ralph L. Letner	2,500	2,226	2,436

Individuals have voting but no investment power with respect to shares of restricted stock and shares allocated under the ESOP. Individuals have investment and voting power with respect to shares credited under the 401(k) Plan.

(2)	Includes 8,000 shares held as a trustee for various trusts and 100 shares held as custodian for children.
(3)	Includes 12,500 shares held as trustee for a profit sharing plan.
(4)	Includes 20,500 shares held in partnerships.
(5)	Mr. Silver retired from the Board of Directors on March 31, 2019.
(6)	Includes 7,500 shares held as trustee for various trusts.

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ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of nine members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. As a result of the director age limitation set forth in the Company’s Bylaws, the term for Theodore F. Parker and Robert L. Skolnick, current directors of the Company, will expire at the 2019 annual meeting of stockholders. Three directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election are Simon R. Gerlin, James J. Malerba and Leslie B. Shea. Edwin G. Silver retired from the Board of Directors on March 31, 2019.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the Board nominees.

Information regarding the Board’s nominees and the directors continuing in office is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2018. The starting year of service as director relates to service on the Board of Directors of the Bank.

Board Nominees for Terms Ending in 2022

Simon R. Gerlin has been the Chief Financial Officer and Executive Vice President of Finance of MassDevelopment since February 2013. Prior to MassDevelopment, Mr. Gerlin served in executive finance, compliance, and audit roles at Clean Harbors Environmental Services from 2009 until 2012 and spent 16 years at PricewaterhouseCoopers LLP. Mr. Gerlin is a certified public accountant and member of the American Institute of CPAs. Age 60. Director since 2016.

Mr. Gerlin’s background as a certified public accountant and executive serving in compliance and audit roles provides the Board with significant financial and operational expertise.

James J. Malerba was an Executive Vice President and Chief Financial Officer with Radius Bank from 2014 to 2018. Prior to Radius Bank, Mr. Malerba was Executive Vice President, Chief Administrative Officer and Controller with State Street Bank from 2004 to 2014. Age 64.

Mr. Malerba’s background as an executive serving in compliance and audit roles will provide the Board with significant financial and operational expertise.

Leslie B. Shea is a sole practitioner attorney doing business as Wilder & Shea. Age 73. Director since 2003.

As a practicing attorney, Mr. Shea provides the Board of Directors with important knowledge and insight necessary to assess the legal issues inherent to the business of the Company. In addition, Mr. Shea has strong ties to the community and provides the Board of Directors with opportunities to continue to serve the local community.

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The following directors have terms ending in 2020:

Thomas J. Fontaine has served as the President, Chief Executive Officer and Chairman of the Board of Wellesley Bank since November 2009. Mr. Fontaine served as President of Wellesley Bank from April 2006 to November 2009 and as Executive Vice President prior to April 2006. Age 55. Director since 2006.

Mr. Fontaine’s extensive knowledge of the Company’s operations, along with his former experience in the local banking industry and involvement in business and civic organizations in the communities that we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company. Mr. Fontaine’s knowledge of our business, combined with his success and strategic vision, position him well to continue to serve as our President, Chief Executive Officer and Chairman.

Nancy Marden Goodall is Vice President and Treasurer of Captain Marden’s Seafood, a wholesale seafood supplier, seafood store and restaurant based out of Wellesley, Massachusetts. Age 58. Director since 2011.

Ms. Goodall’s strong ties to the community provide the Board of Directors with valuable insight regarding the local business and consumer environment. She also is a strong advocate of the Company through her civic and community involvement.

Kathryn M. Hinderhofer has spent over 35 years in the financial services industry, retiring in 2014 as EVP of Operations and Technology of National Bank Holdings Corp. Before National Bank Holdings, Ms. Hinderhofer spent 17 years at Citizens Financial Group where she was responsible for leading the business integration activities and divestitures relating to 26 acquisitions completed by Citizens during that time. Prior to Citizens, Ms. Hinderhofer held senior management positions in retail banking, mortgage banking, commercial and consumer lending at the Boston Five Cents Savings Bank, which was acquired by Citizens Financial Group. Ms. Hinderhofer is a director of Micronotes, a Boston based enterprise marketing Management Company that partners with financial institutions. She is also an Overseer at Newton Wellesley Hospital and previously chaired the Trustees and Governance Committee at Newton Country Day School. She holds a BA in Economics from Boston College and an MBA from Suffolk University. Age 67. Director since September 2016.

Ms. Hinderhofer’s extensive experience and knowledge of the financial services industry along with her involvement in business and civic organizations in the communities we serve, affords the Board of Directors with valuable insight regarding the business and operations of the Company. In addition, Ms. Hinderhofer’s background provides the Board of Directors with critical experience in certain banking industry matters, which are essential to the business of the Company.

The following directors have terms ending in 2021:

Garry R. Holmes joined R.W. Holmes Realty, Co, Inc. in 1986 as a licensed commercial real estate broker and has been the President since 1995. Age 55.

Mr. Holmes’ background offers the Board of Directors critical experience in real estate development, specifically within the region in which the Company conducts its business and provides the Board of Directors with valuable insight regarding the local business and consumer environment. Mr. Holmes also has strong ties to the community through his service on the Executive Committee for NAIOP Massachusetts and is past chair of the Board of Trustees for the Foundation for Metro West, a nonprofit organization that connects donors with philanthropic organizations. Mr. Holmes also currently serves on Babson College’s Advisory Council.

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Tina L. Wang is an owner of the dental practice of Drs. Thiel, Wang & Associates, Inc. Ms. Wang also serves on the Metropolitan District Dental Society’s peer review committee. Age 58. Director since 2009.

Ms. Wang has strong ties to the community through her dental practice, and provides the Board of Directors with opportunities to continue to serve the local community. She also is a strong advocate of the Company through her civic and community involvement.

Item 2 — Advisory, Non-Binding Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the compensation paid to the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee. The Board of Directors and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Item 3 – Advisory Vote on the Frequency of a Shareholder Vote to Approve Executive Compensation

As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the frequency of the stockholder votes on executive compensation.

This proposal gives the Company’s stockholders the opportunity to determine whether the frequency of stockholder votes on executive compensation will be every one, two or three years. Stockholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options. Stockholders may also abstain from voting on the frequency of stockholder votes on executive compensation.

For the reasons described below, the Board of Directors recommends that our stockholders select a frequency of every two years.

•	Company performance should be evaluated by stockholders using a long-term approach. Our compensation program emphasizes long-term goals and our Compensation Committee, in considering executive performance, also gives great weight to long-term results, including growth and business trends.

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•	The Board believes that a two-year schedule permits stockholders sufficient time to review and draw conclusions on significant executive compensation issues and trends, reducing the potential for rapid and extreme reactions based on short-term developments and results.

•	A two-year schedule would provide investors sufficient time to evaluate the effectiveness of both short- and long-term compensation strategies and related business outcomes of the Company.

•	Stockholders have the opportunity, and have taken the opportunity, to communicate with us throughout the year on their concerns, including concerns regarding executive compensation. We will continue to offer our stockholders that opportunity. The formality of a vote on our compensation practices every year should not be necessary.

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of stockholder votes on executive compensation.

The Board of Directors unanimously recommends a vote to approve the compensation of the named executive officers being conducted every “TWO YEARS.”

Item 4 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C. to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year, subject to ratification by shareholders. A representative of Wolf & Company, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he/she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the 2019 fiscal year.

Audit Fees. The following table sets forth the fees billed for services provided to the Company and the Bank by Wolf & Company, P.C. for the fiscal years ended December 31, 2018 and 2017.

	2018	2017
Audit fees (1)	$154,000	$146,500
Tax fees (2)	24,500	23,450
All other fees (3)	25,225	16,400

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in its Annual Reports on Form 10-K. The amount also includes fees related to the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, as well as services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

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(2)	Tax fees consist of fees for tax compliance services, including tax planning and advice and preparation of tax returns.
(3)	All other consists of fees related to enterprise risk management and in 2018, a Rule 206 Examination for Wellesley Investment Partners, LLC.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.  During the year ended December 31, 2018, all services were approved in advance by the Audit Committee in compliance with these procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2018 exceeded $100,000. These individuals are referred to in this proxy statement as “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	All Other Compensation (2)	Total
Thomas J. Fontaine	2018	$399,000	$122,500	$102,000	$—	$104,889	$728,389
President and Chief Executive	2017	358,104	100,000	81,000	—	61,005	617,943
Officer of Wellesley Bancorp and Wellesley Bank
Louis P. Crosier	2018	235,000	76,000	54,400	—	39,919	405,319
President, Wellesley Investment Partners, LLC	2017	226,654	43,500	—	—	25,758	295,912
Ralph L. Letner	2018	235,040	60,000	34,000	—	50,814	379,854
Executive Vice President, Chief Banking Officer and Chief Lending Officer of Wellesley Bank	2017	227,495	50,000	—	—	50,822	328,317

(1)	These amounts reflect the aggregate grant date fair value for outstanding restricted stock awards, computed in accordance with FASB ASC Topic 718, based on Wellesley Bancorp’s stock price as of the date of grant, which was $27.00.
(2)	Details of the amounts reported in the “All Other Compensation” column for 2018 are provided in the table below.

	Mr. Fontaine		Mr. Crosier	Mr. Letner
Employer matching contributions to 401(k) Plan	$19,250		$17,339	$17,529
Fair market value of allocations under the ESOP	18,446		18,446	18,446
Dividends paid on unvested restricted stock awards	480		858	375
Supplemental Executive Retirement Plan contribution	35,467		—	—
Perquisites	31,246	(a)	—	14,464	(a)

(a)	Consists of automobile costs and premiums paid on long-term healthcare, long-term disability insurance, group term life insurance, bank-owned life insurance and executive wellness.

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Employment Agreements and Severance Arrangements

Employment Agreement. Wellesley Bancorp and Wellesley Bank maintain an employment agreement with Mr. Fontaine. The term of the agreement runs for three years from the effective date of the agreement and automatically renews daily so that each day the term again becomes three years, unless either party provides notice to the other party of its intention for the term of the agreement not to renew. The employment agreement establishes a base salary and certain levels of incentive compensation and bonuses for Mr. Fontaine and provides for his participation in certain benefits arrangements. The agreement also provides for certain perquisites to be provided to him, including the use of a Wellesley Bank-owned automobile, to which we will transfer title to Mr. Fontaine, plus an amount to make him whole for any taxes due as a result of the transfer, upon his retirement or other termination of employment (other than if we terminate his employment for cause).

Under the employment agreement, we may terminate Mr. Fontaine’s employment for “cause” at any time in accordance with the terms of the agreement. If we terminate Mr. Fontaine’s employment for cause, we will have no further financial obligation to him except for the payment of any amounts that he has earned but that have not been paid as of the effective date of his termination and benefits accrued under certain employee benefit plans. We may also terminate Mr. Fontaine’s employment for any other reason that does not constitute cause upon 60-days’ notice. Mr. Fontaine may terminate his employment with us for “good reason” in accordance with the terms of the agreement. The term “good reason” includes (1) a material diminution in duties and responsibilities, (2) a material diminution in his base salary and (3) a change in reporting responsibilities. In addition, Mr. Fontaine may terminate his employment within the period beginning three months prior to and ending 12 months after a change in control. If we terminate Mr. Fontaine for reasons that do not constitute cause or if Mr. Fontaine voluntarily terminates employment with good reason or in connection with a change in control, then we will pay him a lump sum amount equal to the product of his average monthly compensation by the number of months remaining during the unexpired term of the agreement or, if greater, 12. For purposes of the employment agreement, “average monthly compensation” equals the monthly average of Mr. Fontaine’s three highest years of compensation, as reported on Form W-2. We may reduce change in control related payments to Mr. Fontaine to eliminate the imposition of excise taxes on those payments, unless the payments less the excise taxes would be greater than the reduced payments. In addition, we will pay him the cost of obtaining health insurance through COBRA for the unexpired term of the agreement or, if greater, 12 months. The employment agreement provides for certain post-employment obligations with respect to Mr. Fontaine’s ability to compete with Wellesley Bank and to solicit customers and employees of Wellesley Bank if we terminate his employment other than for cause or he terminates his employment for good reason or in connection with a change in control.

On March 27, 2018 the Company and the Bank entered into a new employment agreement with Mr. Fontaine which clarifies the change in control benefit provided in the prior employment agreement, by providing Mr. Fontaine with a severance benefit equal to three times his highest annual compensation in the event his employment is terminated without “cause” or for good reason following a change in control. In addition, Mr. Fontaine will receive a lump sum cash payment equal to the cost of COBRA coverage for Mr. Fontaine and his family for a period of thirty-six months. The employment agreement also includes a “net after tax benefit” approach in the event the change in control severance benefits under the employment agreement or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended.

Employee Severance Compensation Plans. Wellesley Bank maintains a severance compensation agreement with Mr. Letner that provides him with a severance benefit of 24 months base salary if he is dismissed without cause or dismissed or demoted within 12 months of the effective date of a change in control, as defined in the Wellesley Bank Employee Severance Compensation Plan. In addition, the Bank would continue to pay the Bank’s share of health insurance premiums in accordance with the Bank’s then existing health insurance plan.

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Wellesley Bank also sponsors a severance compensation plan that provides eligible employees with a severance benefit if their employment with the Bank terminates in connection with a change in control.  An eligible employee with a position of vice president or higher who becomes entitled to severance benefits in accordance with the terms of the plan will receive a payment equal to one year’s base pay.  Mr. Fontaine is not eligible for benefits under the plan since he is party to a separate employment agreement.  Mr. Letner would be eligible for benefits under the severance plan. Mr. Letner’s severance compensation plan is governed by and subject to the terms of the Bank’s severance compensation plan except to the extent of a conflict with his individual agreement, in which case his agreement will control to the extent necessary to eliminate the conflict.

Pension and Nonqualified Retirement Benefits

Pension Plan. Wellesley Bank sponsored a tax-qualified defined benefit pension plan for its employees. The accrual of benefits was frozen and the plan was fully funded as of November 1, 2011, with all of the benefit obligations under the plan transferred to CBERA, the plan administrator. Mr. Fontaine participates in the plan. Benefits under the plan are computed on the basis of compensation and years of service.

Employee Stock Ownership Plan. Wellesley Bank sponsors an employee stock ownership plan (the “ESOP”) for the benefit of eligible employees who have attained age 21 and are credited with a year of service. Contributions to the ESOP and shares released from the suspense account as any loans used by the plan to acquire stock are repaid are allocated annually among plan participants based on each participant’s relative compensation. Participants become fully vested in their accounts under the ESOP after six years of credited service.

Salary Continuation Agreement. Wellesley Bank has entered into a salary continuation agreement with Mr. Fontaine. Under the salary continuation agreement, upon separating from service on or after reaching age 65, we will pay Mr. Fontaine a lump sum benefit equivalent to a 15-year annual benefit equal to 75% of his highest earnings (as defined in the agreement), less our portion of social security benefits, pension plan benefits and our matching contributions under our 401(k) plan. If Mr. Fontaine separates from service or dies before receiving benefits under the agreement, we will pay him or his beneficiary a lump sum benefit equal to his accrued liability retirement account under the agreement. We will pay the lump sum benefit to his beneficiary within 60 days of his death or the early retirement benefit to Mr. Fontaine no later than the first day of the second month following his separation from service (subject to certain possible restrictions under the federal tax code). Mr. Fontaine is 100% vested in his benefits under the salary continuation agreement. Under the agreement, the accrued liability account for Mr. Fontaine generally reflects the amount of the liability of the supplemental benefit accrued by the Bank for financial statement purposes. Upon a change in control, Mr. Fontaine will become entitled to the benefit to which he would have otherwise become entitled at his normal retirement age of 65 (regardless of his actual age). We will pay the change in control benefit in a single lump sum payment on the first day of the month following the month in which Mr. Fontaine attains age 65.

Supplemental Executive Retirement Plan.  We sponsor a supplemental executive retirement plan (“SERP”) to provide participating executives with benefits otherwise limited under the employee stock ownership plan and/or 401(k) plan due to limitations under the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible individuals that we cannot provide under the employee stock ownership plan and/or 401(k) plan as a result of these limitations, but that we would have provided under those plans but for these limitations. In addition to providing for benefits lost under the tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the SERP also provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the SERP provides the participant with a benefit equal to the benefit the individual would have received under the employee stock ownership plan had he remained employed throughout the term of the plan, less the benefits actually provided under the employee stock ownership plan on behalf of the participant. At this time, only Mr. Fontaine participates in the SERP.

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Outstanding Equity Awards

The following table provides information concerning unexercised options and stock awards outstanding as of December 31, 2018 that have not vested for each named executive officer.

		Option Awards (1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (3)

Thomas J. Fontaine	10/01/2012	60,179	—	$15.35	10/01/2022	—	—

Louis P. Crosier	10/01/2014	8,000	2,000	19.00	10/01/2024	—	—
	10/01/2014	—	—	—	—	800	$21,920
	10/01/2015	4,800	3,200	19.14	10/01/2025	—	—
	10/01/2015	—	—	—	—	800	21,920
	10/01/2016	—	—	—	—	1,200	32,880

Ralph L. Letner	10/01/2014	8,000	2,000	19.00	10/01/2024	—	—
	10/01/2014	—	—	—	—	1,000	27,400

(1)	Initial options granted for Mr. Fontaine vest in five approximately equal installments commencing on October 1, 2013. Options granted on October 1, 2014 for Mr. Crosier vest in five approximately equal installments commencing on October 1, 2015. Options granted on October 1, 2015 for Mr. Crosier vest in five approximately equal installments commencing on October 1, 2016. Initial options granted to Mr. Letner vest in five approximately equal installments commencing on October 1, 2015.
(2)	Shares awarded to Mr. Crosier vest as follows: stock awards granted October 1, 2014 vest in five equal annual installments commencing on October 1, 2015, stock awards granted October 1, 2015 vest in five equal annual installments commencing on October 1, 2016 and stock awards granted October 1, 2016 vest in five equal annual installments commencing on October 1, 2017. Remaining shares for Mr. Letner vest as follows: 1,000 shares vest on October 1, 2019.
(3)	Based on $27.40 per share, the closing price for our common stock on December 31, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Wellesley Bancorp common stock during the year ended December 31, 2018, except for three reports filed by Messrs. Fontaine, Dvorak and Letner relating to tax withholding transactions and two reports filed by Mr. Fontaine relating to two sale transactions.

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Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Wellesley Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and must not involve more than the normal risk of repayment or present other unfavorable features. Wellesley Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Wellesley Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. All outstanding loans made by Wellesley Bank to its related persons (as defined under the Securities and Exchange Commission rules), were made in accordance with Wellesley Bank’s mortgage discount program, which applies only to fixed- or adjustable-rate mortgage loans that are held in the portfolio of Wellesley Bank. The discount offered under this program is 50 basis points less than the published rate offered to the public. The program is offered to all full- and part-time employees of Wellesley Bank and to all members of the Board of Directors.

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Set forth below is certain information as to loans made by Wellesley Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to Wellesley Bank exceeded $120,000 at any time since January 1, 2018. Each listed individual participated in the above-referenced benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

Name of Individual	Loan Type	Date Originated	Original Loan Amount	Highest Balance During Fiscal 2018	Balance on December 31, 2018	Interest Rate on December 31, 2018	Amount of Principal Paid During Fiscal 2018	Amount of Interest Paid During Fiscal 2018

Nancy M. Goodall	Commercial real estate	12/28/2009	$1,000,000	$241,416	$118,234	5.00%	$123,181	$9,408
	Commercial term loan	5/7/2015	225,000	114,670	68,752	3.99	45,916	3,795
	Commercial term loan	12/13/2017	300,000	300,000	245,219	4.40	54,780	12,273

Garry R. Holmes	Commercial real estate	12/10/2003	$1,050,000	$646,629	$599,670	4.25%	$46,958	$26,945
	Commercial real estate	10/14/2016	4,830,000	4,783,609	4,667,649	4.00	115,960	191,862
	Commercial real estate	12/17/2009	415,000	297,532	278,172	4.25	19,359	12,442

Theodore F. Parker	Residential mortgage	3/4/2015	$275,000	$255,722	$249,101	2.63%	$6,621	$6,633

Leslie B. Shea	Residential mortgage	9/28/2007	$550,000	$314,955	$306,005	5.63%	$8,949	$17,487
	Residential mortgage	7/29/2010	350,000	297,847	289,455	4.88	8,391	11,521
	Home equity line of credit (1)	9/6/2017	100,000	67,934	—	3.50	67,934	1,705
	Home equity line of credit	10/1/2018	250,000	168,127	168,127	4.50	—	1,030
	Commercial real estate	11/17/2017	225,000	224,834	220,440	3.63	4,393	7,999

Tina L. Wang	Home equity line of credit	7/21/2003	$1,000,000	$71,861	$71,861	4.5%	$—	$2,725
	Residential mortgage	12/12/2011	365,000	140,418	101,502	3.38	38,915	4,140
	Commercial line of credit	11/5/2011	75,000	100,000	99,989	5.50	32,309	4,327
	Commercial line of credit	5/31/2013	675,000	264,301	153,768	4.00	110,532	9,411
	Commercial term loan	12/16/2015	49,214	25,639	13,113	4.00	12,525	808
	Commercial line of credit	1/17/2017	150,000	—	—	—	—	—
	Commercial term loan	3/29/2017	350,000	290,012	222,528	4.25	67,483	12,095

(1)	Paid off as of 10/2/2018.

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Other than as described above, all loans, the principal balances of which exceeded $120,000 at any time during the year ended December 31, 2018, made by Wellesley Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Wellesley Bank and did not involve more than normal risk of collectability or present other unfavorable features. In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 12, 2019. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 22, 2020 a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting. However, if less than 100 days’ notice or prior public disclosure of the annual meeting is given to shareholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors. All communications from shareholders should be addressed to Wellesley Bancorp, Inc., 100 Worcester Street, Suite 300, Wellesley, Massachusetts 02481. Communications to the Board of Directors should be sent to the attention of Michael W. Dvorak, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Shareholders who wish to communicate with a committee of the Board of Directors should send their communications to the attention of the Chairman of the particular committee, with a copy to Leslie B. Shea, the Chairperson of the Nominating and Corporate Governance Committee. It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

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The Company’s Annual Report on Form 10-K has been included with this proxy statement. Any shareholder who has not received a printed copy of the Annual Report on Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or broker voting instruction form in the enclosed envelope.

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WELLESLEY BANCORP, INC. 100 WORCESTER STREET, SUITE 300 WELLESLEY, MA 02481 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 21, 2019 for shares held directly and by 11:59 p.m. Eastern Time on May 15, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 21, 2019 for shares held directly and by 11:59 p.m. Eastern Time on May 15, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E63441-P20628 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WELLESLEY BANCORP, INC. The Board of Directors recommends a vote "FOR ALL" of the listed nominees and "FOR" Proposals 2 and 4 and "Two Years" on Proposal 3. 1. The election of three directors for a term of three years Nominees: 01) Simon R. Gerlin 02) James J. Malerba 03) Leslie B. Shea For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 2. Advisory vote to approve the compensation of the Company's named executive officers as disclosed in the proxy statement; 3. An advisory vote on the frequency of the vote on the compensation of the Company's named executive officers; 4. The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and 5. The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting. For Against Abstain One Year Two Years Three Years Abstain Abstain Against For Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E63442-P20628 REVOCABLE PROXY –– WELLESLEY BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS –– May 22, 2019, 10:30 a.m., Local Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Except for those shares of Wellesley Bancorp, Inc. (the "Company") common stock held in the plans defined below, the undersigned hereby appoints the official proxy committee of the Board of Directors of the Company consisting of Nancy Marden Goodall and Garry R. Holmes, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on May 22, 2019 at 10:30 a.m., local time, at The Wellesley College Club, 727 Washington Street, Wellesley, Massachusetts, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on the reverse side of this revocable proxy. This proxy, when properly signed and dated, will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR ALL" of the nominees and "FOR" Proposals 2 and 4 and "Two Years" on Proposal 3. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the annual meeting. Wellesley Employees, if you participate in the Wellesley Bank Employee 401(k) Plan (the "401(k) Plan") and/or the Wellesley Bank Employee Stock Ownership Plan (the "ESOP"), you must provide voting instructions to the plan trustee (by proxy card, the Internet or telephone) for the shares to be voted according to your instructions. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in a manner calculated to most accurately reflect the instructions the ESOP trustee receives from participants regarding the shares of common stock deemed allocated to their accounts, subject to the exercise of the trustee's fiduciary duties. Under the terms of the 401(k) Plan, the stock fund trustee will vote all shares for which timely voting instructions are not received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instruction form is May 15, 2019. You will not be able to submit voting instructions or change prior voting instructions after this deadline. The above signed acknowledges receipt from Wellesley Bancorp, Inc., before the execution of this proxy, of a proxy statement for the annual meeting of shareholders. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.